Exhibit 99.2

LA-Z-BOY INCORPORATED
 CONSOLIDATED STATEMENT OF INCOME

	Unaudited For the Fiscal Quarter Ended		Unaudited For the Fiscal Year Ended
(Amounts in thousands, except per share data)	(14 weeks) 4/30/2016	(13 weeks) 4/25/2015	(53 weeks) 4/30/2016	(52 weeks) 4/25/2015
Sales	$417,070	$374,938	$1,525,398	$1,425,395
Cost of sales
Cost of goods sold	253,062	241,269	943,290	921,142
Restructuring	—	137	72	(239)
Total cost of sales	253,062	241,406	943,362	920,903
Gross profit	164,008	133,532	582,036	504,492
Selling, general and administrative expense	129,614	103,368	459,140	401,459
Restructuring	149	610	507	(132)
Operating income	34,245	29,554	122,389	103,165
Interest expense	121	115	486	523
Interest income	254	363	827	1,030
Income from Continued Dumping and Subsidy Offset Act, net	—	1,212	102	1,212
Other income, net	(176)	45	2,211	744
Income from continuing operations before income taxes	34,202	31,059	125,043	105,628
Income tax expense	11,255	10,979	44,080	36,954
Income from continuing operations	22,947	20,080	80,963	68,674
Income from discontinued operations, net of tax	—	400	—	3,297
Net income	22,947	20,480	80,963	71,971
Net income attributable to noncontrolling interests	(229)	(265)	(1,711)	(1,198)
Net income attributable to La-Z-Boy Incorporated	$22,718	$20,215	$79,252	$70,773

Net income attributable to La-Z-Boy Incorporated:
Income from continuing operations attributable to La-Z-Boy Incorporated	$22,718	$19,815	$79,252	$67,476
Income from discontinued operations	—	400	—	3,297
Net income attributable to La-Z-Boy Incorporated	$22,718	$20,215	$79,252	$70,773

Diluted weighted average shares	50,262	51,616	50,765	52,346

Diluted net income attributable to La-Z-Boy Incorporated per share:
Income from continuing operations attributable to La-Z-Boy Incorporated	$0.45	$0.38	$1.55	$1.28
Income from discontinued operations	—	0.01	—	0.06
Diluted net income attributable to La-Z-Boy Incorporated per share	$0.45	$0.39	$1.55	$1.34

Dividends declared per share	$0.10	$0.08	$0.36	$0.28

LA-Z-BOY INCORPORATED

CONSOLIDATED BALANCE SHEET

	Unaudited As of
(Amounts in thousands, except par value)	4/30/2016	4/25/2015
Current assets
Cash and equivalents	$112,358	$98,302
Restricted cash	8,977	9,636
Receivables, net of allowance of $3,145 at 4/30/16 and $4,622 at 4/25/15	146,545	158,548
Inventories, net	175,589	156,789
Deferred income taxes — current	—	11,255
Other current assets	38,503	41,921
Total current assets	481,972	476,451
Property, plant and equipment, net	171,590	174,036
Goodwill	37,193	15,164
Other intangible assets	8,558	5,458
Deferred income taxes — long-term	41,683	35,072
Other long-term assets, net	59,033	68,423
Total assets	$800,029	$774,604

Current liabilities
Current portion of long-term debt	$290	$397
Accounts payable	44,661	46,168
Accrued expenses and other current liabilities	112,476	108,326
Total current liabilities	157,427	154,891
Long-term debt	513	433
Other long-term liabilities	84,877	86,180
Contingencies and commitments	—	—
Shareholders’ equity
Preferred shares — 5,000 authorized; none issued	—	—
Common shares, $1 par value — 150,000 authorized; 49,331 outstanding at 4/30/16 and 50,747 outstanding at 4/25/15	49,331	50,747
Capital in excess of par value	279,339	270,032
Retained earnings	252,472	235,506
Accumulated other comprehensive loss	(34,000)	(32,139)
Total La-Z-Boy Incorporated shareholders’ equity	547,142	524,146
Noncontrolling interests	10,070	8,954
Total equity	557,212	533,100
Total liabilities and equity	$800,029	$774,604

LA-Z-BOY INCORPORATED

CONSOLIDATED STATEMENT OF CASH FLOWS

	Unaudited For the Fiscal Year Ended
(Unaudited, amounts in thousands)	(53 weeks) 4/30/2016	(52 weeks) 4/25/2015
Cash flows from operating activities
Net income	$80,963	$71,971
Adjustments to reconcile net income to cash provided by operating activities
(Gain) loss on disposal of assets	384	(499)
Gain on sale of investments	(436)	(214)
Deferred income tax expense	4,581	1,030
Restructuring	579	(360)
Provision for doubtful accounts	(660)	(2,290)
Depreciation and amortization	26,517	22,283
Stock-based compensation expense	8,292	6,780
Pension plan contributions	(7,000)	—
Change in receivables	10,730	(2,595)
Change in inventories	(14,621)	(7,644)
Change in other assets	4,148	4,154
Change in accounts payable	(1,007)	(5,206)
Change in other liabilities	(109)	(659)
Net cash provided by operating activities	112,361	86,751
Cash flows from investing activities
Proceeds from disposals of assets	3,054	9,061
Capital expenditures	(24,684)	(70,319)
Purchases of investments	(21,009)	(40,327)
Proceeds from sales of investments	28,721	33,750
Acquisitions, net of cash acquired	(23,311)	(1,774)
Change in restricted cash	659	2,936
Net cash used for investing activities	(36,570)	(66,673)
Cash flows from financing activities
Payments on debt	(508)	(7,571)
Payments for debt issuance costs	—	(208)
Stock issued for stock and employee benefit plans	420	1,397
Excess tax benefit on stock option exercises	1,264	1,592
Purchases of common stock	(44,082)	(51,853)
Dividends paid	(18,141)	(14,513)
Net cash used for financing activities	(61,047)	(71,156)
Effect of exchange rate changes on cash and equivalents	(688)	(281)
Change in cash and equivalents	14,056	(51,359)
Cash and equivalents at beginning of period	98,302	149,661
Cash and equivalents at end of period	$112,358	$98,302

Supplemental disclosure of non-cash investing activities
Capital expenditures included in payables	$—	$500

LA-Z-BOY INCORPORATED

SEGMENT INFORMATION

	Unaudited For the Fiscal Quarter Ended		Unaudited For the Fiscal Year Ended
(Amounts in thousands)	(14 weeks) 4/30/2016	(13 weeks) 4/25/2015	(53 weeks) 4/30/2016	(52 weeks) 4/25/2015
Sales
Upholstery segment:
Sales to external customers	$284,311	$264,647	$1,027,615	$990,237
Intersegment sales	50,609	40,693	188,190	161,565
Upholstery segment sales	334,920	305,340	1,215,805	1,151,802

Casegoods segment:
Sales to external customers	23,084	23,344	92,601	98,886
Intersegment sales	3,225	2,558	9,939	10,827
Casegoods segment sales	26,309	25,902	102,540	109,713

Retail segment sales	109,188	86,693	402,479	333,978

Corporate and Other:
Sales to external customers	487	254	2,703	2,294
Intersegment sales	1,126	—	3,720	—
Corporate and Other sales	1,613	254	6,423	2,294

Eliminations	(54,960)	(43,251)	(201,849)	(172,392)
Consolidated sales	$417,070	$374,938	$1,525,398	$1,425,395

Operating Income (Loss)
Upholstery segment	$39,537	$35,300	$134,193	$121,403
Casegoods segment	1,642	1,028	7,734	6,408
Retail segment	6,288	3,267	25,567	11,466
Restructuring	(149)	(747)	(579)	371
Corporate and Other	(13,073)	(9,294)	(44,526)	(36,483)
Consolidated operating income	$34,245	$29,554	$122,389	$103,165

LA-Z-BOY INCORPORATED
UNAUDITED QUARTERLY FINANCIAL DATA

(Amounts in thousands, except per share data)	(13 weeks)	(13 weeks)	(13 weeks)	(14 weeks)
Fiscal Quarter Ended	7/25/2015	10/24/2015	1/23/2016	4/30/2016
Sales	$341,423	$382,891	$384,014	$417,070
Cost of sales
Cost of goods sold	217,191	237,007	236,030	253,062
Restructuring	—	78	(6)	—
Total cost of sales	217,191	237,085	236,024	253,062
Gross profit	124,232	145,806	147,990	164,008
Selling, general and administrative expense	104,100	112,304	113,122	129,614
Restructuring	166	108	84	149
Operating income	19,966	33,394	34,784	34,245
Interest expense	112	133	120	121
Interest income	205	164	204	254
Income from Continued Dumping and Subsidy Offset Act, net	—	—	102	—
Other income (expense), net	1,968	512	(93)	(176)
Income before income taxes	22,027	33,937	34,877	34,202
Income tax expense	7,904	12,278	12,643	11,255
Net income	14,123	21,659	22,234	22,947
Net income attributable to noncontrolling interests	(447)	(707)	(328)	(229)
Net income attributable to La-Z-Boy Incorporated	$13,676	$20,952	$21,906	$22,718

Diluted weighted average common shares	51,043	51,039	50,539	50,262

Diluted net income attributable to La-Z-Boy Incorporated per share	$0.27	$0.41	$0.43	$0.45

Dividends declared per share	$0.08	$0.08	$0.10	$0.10

LA-Z-BOY INCORPORATED
UNAUDITED QUARTERLY FINANCIAL DATA

(Amounts in thousands, except per share data)	(13 weeks)	(13 weeks)	(13 weeks)	(13 weeks)
Fiscal Quarter Ended	7/26/2014	10/25/2014	1/24/2015	4/25/2015
Sales	$326,980	$365,601	$357,876	$374,938
Cost of sales
Cost of goods sold	215,831	235,716	228,326	241,269
Restructuring	(357)	(10)	(9)	137
Total cost of sales	215,474	235,706	228,317	241,406
Gross profit	111,506	129,895	129,559	133,532
Selling, general and administrative expense	95,015	99,683	103,393	103,368
Restructuring	—	20	(762)	610
Operating income	16,491	30,192	26,928	29,554
Interest expense	132	145	131	115
Interest income	202	233	232	363
Income from Continued Dumping and Subsidy Offset Act, net	—	—	—	1,212
Other income (expense), net	(258)	152	805	45
Income from continuing operations before income taxes	16,303	30,432	27,834	31,059
Income tax expense	5,755	10,743	9,477	10,979
Income from continuing operations	10,548	19,689	18,357	20,080
Income from discontinued operations, net of tax	2,497	285	115	400
Net income	13,045	19,974	18,472	20,480
Net (income) loss attributable to noncontrolling interests	36	(445)	(524)	(265)
Net income attributable to La-Z-Boy Incorporated	$13,081	$19,529	$17,948	$20,215

Net income attributable to La-Z-Boy Incorporated:
Income from continuing operations attributable to La-Z-Boy Incorporated	$10,584	$19,244	$17,833	$19,815
Income from discontinued operations	2,497	285	115	400
Net income attributable to La-Z-Boy Incorporated	$13,081	$19,529	$17,948	$20,215

Diluted weighted average common shares	52,627	52,723	52,139	51,616

Diluted net income attributable to La-Z-Boy Incorporated per share:
Income from continuing operations attributable to La-Z-Boy Incorporated	$0.20	$0.36	$0.34	$0.38
Income from discontinued operations	0.05	0.01	—	0.01
Diluted net income attributable to La-Z-Boy Incorporated per share	$0.25	$0.37	$0.34	$0.39

Dividends declared per share	$0.06	$0.06	$0.08	$0.08